SECOND AMENDMENT TO FIRST AMENDED AND RESTATED CREDIT AGREEMENT


         THIS SECOND AMENDMENT TO FIRST AMENDED AND RESTATED CREDIT AGREEMENT, dated as of October 30, 1997 (this "Second Amendment"), is made in respect of the First Amended and Restated Credit Agreement dated November 14, 1996 (as amended hereby and by the First Amendment to First Amended and Restated Credit Agreement dated as of January 24, 1997, the "Credit Agreement"), by and between CHARTWELL RE HOLDINGS CORPORATION, a Delaware corporation (the "Borrower"), the financial institutions listed on the signature pages thereof or that become parties thereto after the date thereof (collectively the "Lenders"), FIRST UNION NATIONAL BANK (formerly known as First Union National Bank of North Carolina), as agent for the Lenders (in such capacity, the "Agent") and as an Issuing Bank, and FIRST UNION NATIONAL BANK (LONDON BRANCH), as an Issuing Bank. Capitalized terms used but not defined herein shall have the meanings given to such terms in the Credit Agreement.


                                    RECITALS

         A. The Borrower has requested that reimbursement obligations with respect to certain Letters of Credit issued in favor of Lloyd's pursuant to
Article IV be excluded from Consolidated Indebtedness for purposes of the Capitalization Ratio to the extent of cash, Cash Equivalents and Approved L/C Collateral provided by the Borrower or any of its Subsidiaries to the issuers of such Letters of Credit as security for such reimbursement obligations. The Borrower also has requested that the limitations on letters of credit, including Letters of Credit under Article IV, issued in favor of Lloyd's imposed by Sections 4.1(e) and 9.2(iv) be eliminated. The Agent, Issuing Banks, and Lenders agree to grant such requests.

         B. The Borrower desires, and the Agent, Lenders, and Issuing Banks are willing, to increase the Total Revolving Credit Commitments from Thirty-Five Million Dollars ($35,000,000) to Sixty Million Dollars ($60,000,000), subject to the terms and conditions of this Amendment and the Credit Agreement.

         C. The Borrower, Agent, Lenders, and Issuing Banks agree to change the maximum permitted Capitalization Ratio to 0.40 to 1.0 as of the last day of any fiscal quarter ending on or before September 30, 1999, and to 0.375 to 1.0 as of the last day of any fiscal quarter ending thereafter.

         D. The Borrower has requested an extension of the Revolving Credit Maturity Date from the current date of December 31, 2001, to January 7, 2003, and the Agent, Lenders and Issuing Banks are willing to grant such extension.


                             STATEMENT OF AGREEMENT

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower, the Agent, the Issuing Banks and the Lenders, for themselves and their successors and assigns, agree as follows:

                                    ARTICLE I

                         AMENDMENTS TO CREDIT AGREEMENT

         1.1      Amendments to Section 1.1.

         (a) The definition of "Consolidated Indebtedness" in Section 1.1 of the Credit Agreement shall be deleted in its entirety and the following substituted therefor:

                  "Consolidated Indebtedness" shall mean, as of the last day of any fiscal quarter, the aggregate (without duplication) of all Indebtedness of the Parent and its Subsidiaries as of such date, determined on a consolidated basis in accordance with Generally Accepted Accounting Principles, excluding (y) the amount of the Contingent Interest Notes as reported on the Parent's most recent balance sheet and (z) reimbursement obligations with respect to (i) letters of credit issued to secure the reinsurance obligations of one or more Insurance Subsidiaries under reinsurance agreements entered into in the ordinary course of such Insurance Subsidiaries' business and (ii) the Specially Designated Letters of Credit but, in each case described in the foregoing clauses (i) and (ii), only to the extent of cash and Cash Equivalents provided to the issuer of such letter of credit by the Borrower or any Subsidiary as collateral for such reimbursement obligations, and, in the case of Letters of Credit issued by either Issuing Bank, the amount of Approved L/C Collateral available to be drawn upon to satisfy such reimbursement obligations.

         (b) Clause (y) of the definition of "Consolidated Net Worth" in Section
1.1 of the Credit Agreement shall be amended by deleting the words "Tranche A Maturity Date" and substituting therefor the words "Revolving Credit Maturity Date."

         (c) Clause (vii) in the definition of "Indebtedness" in Section 1.1 of the Credit Agreement shall be amended by deleting the words "Tranche A Maturity Date" and substituting therefor the words "Revolving Credit Maturity Date."

         (d) The definition of "Revolving Credit Commitment" in Section 1.1 of the Credit Agreement shall be deleted and the following substituted therefor:

                  "Revolving Credit Commitment" shall mean, with respect to any Lender at any time, the amount set forth opposite such Lender's name on
         Schedule 2.2 to the Second Amendment to the Credit Agreement dated as of October __, 1997 under the caption "Revolving Credit Commitment" or, if such Lender has entered into one or more Assignment and Acceptances after such date, the amount set forth for such Lender at such time in the Register maintained by the Agent pursuant to Section 12.7(b) as such Lender's "Revolving Credit Commitment," as such amount may be reduced at or prior to such time pursuant to the terms hereof.

         (e) The definition of "Revolving Credit Maturity Date" in Section 1.1 of the Credit Agreement shall be deleted in its entirety and the following substituted therefor:

                  "Revolving Credit Maturity Date" shall mean January 7, 2003.

         (f) The following definition shall be added to Section 1.1 of the Credit Agreement:

                  "Specially Designated Letters of Credit" shall mean those specific Letters of Credit issued pursuant to Article IV enumerated LC S230745 and LC S230429 and having the Stated Amounts of (pound)3,275,000 and (pound)1,000,000, respectively, in each case made in favor of Lloyd's to support the relationship between a Subsidiary of Archer and Lloyd's.

         (g) The definition of "Total Revolving  Credit  Commitments" in Section
1.1 of the Credit Agreement shall be deleted and the following substituted therefor:

                  "Total Revolving Credit Commitments" shall mean at any time the aggregate amount of Revolving Credit Commitments of all Revolving Lenders at such time, being on the date of the Second Amendment to the Credit Agreement Sixty Million Dollars ($60,000,000).

     1.2 Amendment to Section 4.1(e). Section 4.1(e) of the Credit Agreement shall be deleted in its entirety.

         1.3 Amendment to Section 8.1. Section 8.1 of the Credit Agreement shall be deleted in its entirety and the following substituted therefor:

                  8.1 Capitalization Ratio. The Borrower will not permit the Capitalization Ratio to be greater than (y) 0.40 to 1.0 as of the last day of any fiscal quarter ending on or before September 30, 1999, and
         (z) 0.375 to 1.0 as of the last day of any fiscal quarter ending after September 30, 1999.

         1.4 Amendment to Section 9.2(iv). Section 9.2(iv) of the Credit Agreement shall be deleted in its entirety and the following substituted therefor:

                  (iv) Indebtedness under reimbursement obligations in respect of (x) letters of credit issued for the benefit of one or more Insurance Subsidiaries in the ordinary course of their business to support the payment by such Insurance Subsidiaries of obligations arising under insurance and reinsurance contracts, (y) Letters of Credit issued for the account of Reinsurance in favor of the Society of Lloyd's or the Council of Lloyd's in accordance with Article IV, and
         (z) other letters of credit issued for the account of Reinsurance in favor of the Society of Lloyd's or the Council of Lloyd's;

                                   ARTICLE II

                   REPRESENTATIONS AND WARRANTIES; CONDITIONS

         2.1 Representations and Warranties. The Borrower hereby certifies and warrants to the Agent, Issuing Banks and Lenders (a) that each of the representations and warranties contained in Article VI of the Credit Agreement and in the other Credit Documents are true and correct in all material respects on the date hereof with the same effect as though made on the date hereof, both immediately before and after giving effect to this Amendment (except to the extent any such representation or warranty is expressly stated to have been made as of a specific date, in which case such representation or warranty shall be true and correct as of such specified date), and (b) no Default or Event of Default shall have occurred and be continuing on the date hereof, after giving effect to this Amendment.

         2.2 Conditions to Amendments. The amendments set forth in Article I hereof shall not be effective and in force and effect until the following conditions have been satisfied to the reasonable satisfaction of the Agent and the Issuing Banks:

         (a) the Agent shall have received the following, each dated as of the date hereof (unless otherwise specified):

                 (i) Revolving Credit Notes, in substantially the form of Exhibit A-4 to the Credit Agreement, payable to the order of the Lenders and in the amounts set forth on Schedule 2.2 attached hereto, duly completed in accordance with the relevant provisions of Section
         2.4 of the Credit Agreement and executed by the Borrower;

                  (ii) an acknowledgment and confirmation duly executed by the Parent, as guarantor under the Guaranty, in form and substance satisfactory to the Agent, reflecting the increase in the Total Revolving Credit Commitments and the other amendments herein to the Credit Agreement and confirming the Parent's obligations under the Guaranty in respect of the Credit Agreement, as amended by this Second Amendment;

                  (iii)  the  favorable  opinions  of  LeBoeuf,  Lamb,  Greene &
         MacRae, L.L.P., special counsel to the Parent, the Borrower and Reinsurance, and of Kathleen M. Carroll, Vice President, General Counsel and Secretary of Borrower, Reinsurance and Parent, in substantially the form of the respective opinions provided by such counsel in connection with the First Amendment to the Credit Agreement dated as of January 24, 1997, addressed to the Agent, the Issuing Banks and the Lenders; and

                  (iv) certificates of the secretary or an assistant secretary of the Borrower, the Parent, and Reinsurance, in form and substance satisfactory to the Agent, certifying (i) that the certificate of incorporation and bylaws of each such corporation have not been amended since January 24, 1997, (ii) that attached thereto is a true and complete copy of resolutions adopted by the boards of directors of the Borrower, the Parent and Reinsurance authorizing the execution, delivery and performance of this Second Amendment and the other Credit Documents required to be executed in connection herewith and to which it is a party, and (iii) as to the incumbency and genuineness of the signature of each officer of the Borrower, the Parent and Reinsurance executing this Second Amendment or any of the other Credit Documents required to be executed in connection herewith.

         (b) the Borrower shall have paid to each of the Lenders an upfront fee equal to 0.10% of such Lender's Revolving Commitment Percentage of $25,000,000.

                                   ARTICLE III

                                     GENERAL

         3.1 Full Force and Effect. Except as expressly amended hereby, the Credit Agreement shall continue in full force and effect in accordance with the provisions thereof on the date hereof. As used in the Credit Agreement, "hereinafter," "hereto," "hereof," and words of similar import shall, unless the context otherwise requires, mean the Credit Agreement after amendment by this Second Amendment. Any reference to the Credit Agreement or any of the other Credit Documents herein or in any such documents shall refer to the Credit Agreement and Credit Documents as amended hereby.

         3.2 Applicable Law. This Second Amendment shall be governed by and construed in accordance with the internal laws and judicial decisions of the State of North Carolina.

         3.3 Counterparts. This Second Amendment may be executed in two or more counterparts, each of which shall constitute an original, but all of which when taken together shall constitute but one instrument.

         3.4 Headings. The headings of this Second Amendment are for the purposes of reference only and shall not affect the construction of this Second Amendment.

         3.5 Effectiveness. This Second Amendment shall be deemed fully executed when executed by the Borrower, First Union, as Agent, each of the Lenders, and the Issuing Banks. The amendments set forth in Article I hereof shall be effective upon full execution hereof and satisfaction of the conditions of
Section 2.2 hereof.

         IN WITNESS WHEREOF, the Borrower, the Agent, the Issuing Banks, and the Lenders have caused this Second Amendment to be executed by their duly authorized officers all as of the day and year first above written.


                                      CHARTWELL RE HOLDINGS CORPORATION

                                      By: ______________________________________

                                      Name: ____________________________________

                                      Title: ___________________________________


                                      CHARTWELL REINSURANCE COMPANY

                                      By: ______________________________________

                                      Name: ____________________________________

                                      Title: ___________________________________


                                      FIRST UNION NATIONAL BANK, as Agent, as an
                                      Issuing Bank, and as a Lender

                                      By: ______________________________________

                                      Name: ____________________________________

                                      Title: ___________________________________


                                      FIRST UNION NATIONAL BANK (LONDON
                                      BRANCH), as an Issuing Bank

                                      By: ______________________________________

                                      Name: ____________________________________

                                      Title: ___________________________________


                                      CIBC, INC.

                                      By: ______________________________________

                                      Name: ____________________________________

                                      Title: ___________________________________



                                      CREDIT LYONNAIS

                                      By: ______________________________________

                                      Name: ____________________________________

                                      Title: ___________________________________



                                      FLEET NATIONAL BANK


                                      By: ______________________________________

                                      Name: ____________________________________

                                      Title: ___________________________________



                                      THE ROYAL BANK OF SCOTLAND


                                      By: ______________________________________

                                      Name: ____________________________________

                                      Title: ___________________________________

                Schedule 2.2 to Second Amendment to First Amended
                          and Restated Credit Agreement

                          Revolving Credit Commitments

                                                   Revolving Credit Commitments

First Union National Bank                          $

CIBC, Inc.                                         $

Credit Lyonnais                                    $

Fleet National Bank                                $

The Royal Bank of Scotland                         $

                                                               Exhibit F-2
                           FIRST AMENDED AND RESTATED
                     BORROWER ESCROW AND SECURITY AGREEMENT


         THIS FIRST AMENDED AND RESTATED BORROWER ESCROW AND SECURITY AGREEMENT, dated as of the 27th day of February, 1997 (this "Agreement"), is made between FIRST UNION NATIONAL BANK OF NORTH CAROLINA, a national banking association, as Agent (in such capacity, the "Agent") under the Credit Agreement referred to below, CHARTWELL RE HOLDINGS CORPORATION, a Delaware corporation (the "Borrower"), CHARTWELL REINSURANCE COMPANY, a Minnesota corporation ("Reinsurance"), and FIRST UNION NATIONAL BANK OF NORTH CAROLINA, a national banking association, as escrow agent hereunder (in such capacity, the "Escrow Agent"). Capitalized terms used herein and not defined elsewhere herein shall have the meanings given to them in the Credit Agreement referred to below.

                                    RECITALS

         A. The Borrower, Reinsurance, the Agent, certain Issuing Banks (the "Issuing Banks") and certain lenders (the "Lenders") are parties to a First Amended and Restated Credit Agreement, dated as of November 14, 1996 and as amended by that First Amendment to First Amended and Restated Credit Agreement dated as of January 24, 1997 (as further amended, modified, supplemented or restated from time to time, the "Credit Agreement"), pursuant to which the Lenders have agreed to make Term Loans and Revolving Loans to the Borrower, and the Issuing Banks have agreed to issue Letters of Credit for the benefit of the Borrower, upon the terms and conditions set forth therein.

     B. The Credit Agreement provides that under certain circumstances payments relating to the Letters of Credit may be deposited in cash collateral accounts (collectively the "L/C Cash Collateral Accounts"). Such payments made into the L/C Cash Collateral Accounts to secure Reimbursement Obligations under Letters of Credit issued for the account of Reinsurance or for the account of Reinsurance and the Borrower jointly shall be maintained in accounts referencing Reinsurance and the Borrower jointly, and all other deposits shall be maintained in accounts referencing solely the Borrower. Payments in Dollars relating to the Letters of Credit issued in Dollar face amounts may be deposited, as applicable, in cash collateral accounts (the "Borrower Dollars Account" and the "Joint Dollars Account" and, collectively, the "Dollars Collateral Accounts") and payments in Pounds Sterling relating to the Letters of Credit issued in Pounds Sterling face amounts may be deposited, as applicable, in cash collateral accounts (the "Borrower Sterling Account" and the "Joint Sterling Account" and, collectively, the "Sterling Collateral Accounts"); in each case to secure payment of the Reimbursement Obligations and the other Letter of Credit Exposure under the Credit Agreement. The Borrower Dollars Account and the Borrower Sterling Account shall be collectively referred to herein as the "Borrower Collateral Accounts " and the Joint Dollars Account and the Joint Sterling Account shall be collectively referred to herein as the "Joint Collateral Accounts."

         C. It is a condition to the making of the Loans and the issuance of the Letters of Credit under the Credit Agreement that the Borrower shall have agreed, by executing and delivering this Agreement, to establish the L/C Cash Collateral Accounts and to grant and assign to the Agent a security interest in such accounts and in the funds at any time held therein pursuant to the terms hereof.

                             STATEMENT OF AGREEMENT

         NOW, THEREFORE, in consideration of the foregoing, the payment by the Borrower and Reinsurance to the Escrow Agent of $1.00 and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and to induce the Agent, the Issuing Banks and the Revolving Lenders to enter into the Credit Agreement and to issue the Letters of Credit or make the Revolving Loans to the Borrower and Reinsurance thereunder, the parties hereby agree as follows:

         1. Appointment of Escrow Agent. The Borrower, Reinsurance and the Agent hereby appoint the Escrow Agent to serve as escrow agent hereunder. The Escrow Agent accepts such appointment and agrees to hold, invest and disburse the funds maintained in the L/C Cash Collateral Accounts (collectively, the "Escrow
Funds") in accordance with this Agreement and as agent for the benefit of the Agent and the Revolving Lenders so that the Agent shall have, pursuant to
Section 4, a valid and perfected first priority security interest in and Lien upon all funds maintained and held in the L/C Cash Collateral Accounts.

     2. Creation of L/C Cash Collateral Accounts; Withdrawals; Disbursements. The Borrower and the Agent hereby establish the Borrower Dollars Account, the Joint Dollars Account, the Borrower Sterling Account, and the Joint Sterling Account, in each case to be maintained from and after the date hereof by and in the name of the Escrow Agent. With respect to (i) the Borrower Dollars Account, such account shall be designated the "Chartwell Re Holdings L/C Dollars Cash Collateral Account", Account #1072636956, (ii) the Joint Dollars Account, such account shall be designated the "Chartwell Re Holdings and Chartwell Reinsurance L/C Dollars Cash Collateral Account", Account #____________, (iii) the Borrower Sterling Account, such account shall be designated the "Chartwell Re Holdings L/C Pounds Sterling Cash Collateral Account", Account # 1072636965, and (iv) the Joint Sterling Account, such account shall be designated the "Chartwell Re Holdings and Chartwell Reinsurance L/C Pounds Sterling Cash Collateral Account", Account # ___________ . All deposits of funds into, investment of funds held in, and disbursements of funds from each L/C Cash Collateral Account shall be made on the terms and conditions set forth herein.

         (a) Except for distributions and disbursements by Escrow Agent pursuant to Section 3 or as directed by joint direction of the Borrower and the Agent, or joint direction of the Borrower, Reinsurance and the Agent, pursuant to Section 2(g), or as directed by the Agent pursuant to Section 2(c) or 2(d), neither the Borrower nor Reinsurance shall be permitted to withdraw any funds from any L/C Cash Collateral Account for any purpose.

         (b) In the event of a drawing on any Letter of Credit and subsequent payment by either Issuing Bank at any time during which any amounts are held in the applicable L/C Cash Collateral Account, the Agent shall have the right immediately to instruct the Escrow Agent to disburse to the Agent, and the Escrow Agent will disburse to the Agent upon receipt of such instructions, funds held in the applicable L/C Cash Collateral Account (including any undisbursed interest and income) in an amount sufficient to pay in full the amount of any Reimbursement Obligation arising therefrom (it being understood that, pursuant to Sections 4.4 and 4.8 of the Credit Agreement, (i) disbursements to the Agent for Reimbursement Obligations for the account of the Borrower in Dollars will be made from the Borrower Dollars Account, (ii) disbursements to the Agent for Reimbursement Obligations under Letters of Credit issued for the account of Reinsurance or the Borrower and Reinsurance jointly in Dollars will be made from the Joint Dollars Account, (iii) disbursements to the Agent for Reimbursement Obligations under Letters of Credit issued for the account of the Borrower in Pounds Sterling will be made from the Borrower Sterling Account, and (iv) disbursements to the Agent for Reimbursement Obligations under Letters of Credit issued for the account of Reinsurance or the Borrower and Reinsurance jointly in Pounds Sterling will be made from the Joint Sterling Account); provided that, in the event such funds in the applicable L/C Cash Collateral Account shall be insufficient to pay in full the Reimbursement Obligation then due and owing, the Agent may instruct the Escrow Agent to disburse to the Agent, and the Escrow Agent will so disburse to the Agent, all of the funds then held in the applicable L/C Cash Collateral Account, provided further, however, that each of the Agent and Escrow Agent shall give notice to the Borrower promptly, and in any event not more than two (2) Business Days) after, the delivery of any such instruction.

         (c) If either the Borrower or Reinsurance has made a deposit to any of the L/C Cash Collateral Accounts pursuant to Section 4.8(b) of the Credit Agreement, the Agent shall, upon request of the Borrower (with respect to any deposit made by Borrower) or the Borrower and Reinsurance jointly (with respect to any deposit made by Reinsurance), instruct the Escrow Agent to disburse to the Borrower or Reinsurance, as applicable, and the Escrow Agent will so disburse to the Borrower or Reinsurance, as applicable, all or a part of the amount of funds so deposited (it being understood that neither Borrower nor Reinsurance shall be entitled to make such request if a Default shall have occurred and be continuing).

     (d) If the Borrower has made a deposit to either of the L/C Cash Collateral Accounts pursuant to Section 4.8(a) of the Credit Agreement, and if the amounts deposited pursuant to Section 4.8(a) are at any time thereafter not required to be maintained in the L/C Cash Collateral Accounts, the Agent shall instruct the Escrow Agent to disburse to the Borrower, and the Escrow Agent will so disburse to the Borrower, the appropriate amount of such funds.

     (e) Until disbursed in accordance with Section 3, all undisbursed interest and income on the Escrow Funds shall be deemed part of, as and when accrued, the principal balance of such funds whereupon the same shall be deemed temporarily part of such principal balance and shall constitute Collateral secured under
Section 4 hereof until so disbursed.

         (f) Funds held in the applicable L/C Cash Collateral Account shall be disbursed in same day available funds by the Escrow Agent in the Applicable Currency on the Business Day next following its receipt of instructions therefor as provided herein; provided, however, that if such instructions are received by the Escrow Agent on a day that is not a Business Day or after 1:00 p.m., Charlotte time, on a Business Day, such funds shall be disbursed on the second Business Day following receipt of such notice.

         (g) In addition to disbursements permitted or required under subsections (b), (c), (d) and (e) above and Section 3, the Escrow Agent will disburse funds held in each L/C Cash Collateral Account at any time and from time to time in accordance with the joint written directions of the Borrower and the Agent; provided, however, that such joint written direction with respect to either of the Joint Dollars Collateral Accounts shall also include Reinsurance.

         3. Interest and Income. All interest and income earned during any calendar quarter on funds maintained in each L/C Cash Collateral Account shall be disbursed by the Escrow Agent to or at the written direction of the Borrower within ten (10) days after the end of such quarter, beginning with the quarter ending December 31, 1996.

         4. L/C Cash Collateral Account Security Interest. As security for the payment and performance of the Reimbursement Obligations and the other Letter of Credit Exposure of the Revolving Lenders under the Credit Agreement, the Borrower, with respect to the Borrower Collateral Accounts, and the Borrower and Reinsurance jointly, with respect to the Joint Collateral Accounts, hereby pledge, grant and assign to the Agent, for the benefit of the Issuing Banks and the Revolving Lenders, a security interest in, and all right, title and interest in, to and under, each L/C Cash Collateral Account and in the funds now or hereafter existing in each L/C Cash Collateral Account (the "Collateral").

         5. Investment of Funds. (a) The Escrow Agent shall invest and reinvest the funds held in the Dollars Collateral Accounts as the Borrower shall direct in writing or pursuant to telephone instruction confirmed promptly in writing; provided, however, that no investment or reinvestment may be made except in the following:

     (i) securities issued or unconditionally guaranteed by the United States of America or any agency or instrumentality thereof, backed by the full faith and credit of the United States of America and maturing within 90 days from the date of acquisition;

     (ii) commercial paper issued by any Person organized under the laws of the United States of America, maturing within 90 days from the date of acquisition and, at the time of acquisition, having a rating of at least A-1 or the equivalent thereof by Standard & Poor's or at least P-1 or the equivalent thereof by Moody's;

     (iii) time deposits and certificates of deposit maturing within 90 days from the date of issuance and issued by a bank or trust company organized under the laws of the United States of America or any state thereof that has combined capital and surplus of at least $500,000,000 and that has (or is a subsidiary of a bank holding company that has) a long-term unsecured debt rating of at least A or the equivalent thereof by Standard & Poor's or at least A2 or the equivalent thereof by Moody's;

     (iv) repurchase obligations with a term not exceeding seven (7) days with respect to underlying securities of the types described in clause (i) above entered into with any bank or trust company meeting the qualifications specified in clause (iii) above; or

     (v) money market funds substantially all of whose assets are comprised of securities of the types described in clauses (i) through (iv) above.

(b) The Escrow Agent shall invest and reinvest the funds held in the Sterling Collateral Accounts as the Borrower shall direct in writing or pursuant to telephone instruction confirmed promptly in writing; provided, however, that no investment or reinvestment may be made except in the following:

     (i) time deposits and certificates of deposit maturing within 90 days from the date of issuance and issued by a bank or trust company organized under the laws of England and Wales that has (or is a subsidiary of a bank holding company that has) a long-term unsecured debt rating of at least A or the equivalent thereof by Standard & Poor's or at least A2 or the equivalent thereof by Moody's or equivalent ratings from an English rating agency; or

     (ii) money market funds substantially all of whose assets are comprised of securities of the types described in clause (i) above or the equivalent in Pounds to securities of the types described in (a)(i) through (iv) above.

(c) Each of the foregoing investments shall be made in the name of the Escrow Agent. If the Escrow Agent has not received investment direction from the Borrower at any time at which an investment decision must be made, the Escrow Agent shall invest the funds held in the Dollars Collateral Accounts, or such portion thereof as to which no direction has been received, in investments described in clause (a)(v) above, and the funds held in the Sterling Collateral Accounts, or such portion thereof as to which no direction has been received, in investments described in clause (b)(ii) above. Notwithstanding anything to the contrary contained herein, the Escrow Agent may, without notice to the Borrower or Reinsurance, sell or liquidate any of the foregoing investments at any time, in accordance with standard commercial practices, endeavoring to mitigate costs to the extent reasonably possible, if the proceeds thereof are required for any release of funds permitted or required hereunder, and the Escrow Agent shall not be liable or responsible for any loss, expense or penalty resulting from any such sale or liquidation.

         6. Escrow Agent to Maintain Records. The Escrow Agent will maintain adequate records of all deposits to the L/C Cash Collateral Accounts and investments of Escrow Funds and will make such records available to Borrower upon reasonable notice.

         7. Resignation of Escrow Agent. The Escrow Agent may resign from the performance of its duties hereunder at any time by giving thirty (30) days' prior written notice to the Borrower, Reinsurance and the Agent. Such resignation shall take effect upon the appointment of a successor Escrow Agent as provided hereinbelow. Upon any such notice of resignation, the Agent shall, with the consent of the Borrower (which consent shall not be unreasonably withheld), appoint a successor Escrow Agent hereunder, which shall be a commercial bank, trust company or other financial institution with a combined capital and surplus in excess of $100,000,000. Upon the acceptance of any appointment as Escrow Agent hereunder by a successor Escrow Agent, such successor Escrow Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Escrow Agent, and the retiring Escrow Agent shall be discharged from its duties and obligations under this Agreement. After any retiring Escrow Agent's resignation hereunder as Escrow Agent, the provisions of this Agreement shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Escrow Agent under this Agreement.

         8. Liability of Escrow Agent. The Escrow Agent shall have no liability or obligation with respect to any L/C Cash Collateral Account except for the Escrow Agent's willful misconduct or gross negligence. The Escrow Agent's sole responsibility shall be for the safekeeping, investment and disbursement of the funds maintained in any L/C Cash Collateral Account in accordance with the terms of this Agreement. The Escrow Agent shall treat the Escrow Funds with the same care as it treats its own property. The Escrow Agent shall have no implied duties or obligations and shall not be charged with knowledge or notice of any fact or circumstance not specifically set forth herein. The Escrow Agent may rely upon any instrument, not only as to its due execution, validity and effectiveness, but also as to the truth and accuracy of any information contained therein, that the Escrow Agent shall in good faith believe to be genuine, to have been signed or presented by the person or parties purporting to sign the same and to conform to the provisions of this Agreement. The Escrow Agent shall be responsible for actual losses (defined as and limited to any decline in principal value of an investment between the time of purchase and time of sale) from investments in other than investments permitted under Section 5 hereof. In no event shall the Escrow Agent be liable for incidental, indirect, special, consequential or punitive damages. The Escrow Agent shall not be obligated to take any legal action or commence any proceeding in connection with any L/C Cash Collateral Account or the funds therein, this Agreement or any other Credit Document, or to appear in, prosecute or defend any such legal action or proceeding. The Escrow Agent may consult legal counsel selected by it in the event of any dispute or question as to the construction of any of the provisions hereof or of any other agreement or of its duties hereunder, and shall incur no liability and shall be fully protected in acting in accordance with the opinion or instruction of such counsel.

     9. Indemnification. From and at all times after the date of this Agreement, and in addition to the fees, costs and expenses payable under Section 9, the Borrower agrees and, with respect to any of the following arising out of or related to either of the Joint Collateral Accounts, the Borrower and Reinsurance jointly and severally agree to indemnify and hold harmless the Escrow Agent and each of its directors, officers, employees, agents and Affiliates (each, an "Indemnified Person") against any and all claims, losses, damages, liabilities, costs and expenses of any kind or nature whatsoever, including, without limitation, reasonable attorneys' fees and expenses (collectively, "Indemnified Costs"), incurred by or asserted against any such Indemnified Person from and after the date hereof, whether direct, indirect or consequential, as a result of or arising from or in any way relating to any action, suit or proceeding (including any inquiry or investigation) by any Person, whether threatened or initiated, arising from or in connection with the negotiation, preparation, execution, performance or enforcement of this Agreement or any of the transactions contemplated herein, in any case whether or not any such Indemnified Person is a party to any such action, suit or proceeding or a subject of any such inquiry or investigation if such Indemnified Person reasonably determines that it may become a party to any such action; provided, however, that no Indemnified Person shall have the right to be indemnified hereunder for any Indemnified Costs to the extent resulting from the gross negligence or willful misconduct of such Indemnified Person as finally determined by a court of competent jurisdiction and not subject to any appeal. If any such action or claim shall be brought or asserted against any Indemnified Party, such Indemnified Party shall promptly notify the Borrower in writing, and the Borrower shall assume the defense thereof, including the employment of counsel and the payment of all expenses. Such Indemnified Party shall, in its sole discretion, have the right to employ separate counsel (who may be selected by such Indemnified Party in its sole discretion) in any such action and to participate in the defense thereof, and the fees and expenses of such counsel shall be paid by such Indemnified Party unless (a) the Borrower agrees to pay such fees and expenses, (b) the Borrower shall fail to assume the defense of such action or proceeding or shall fail, in the reasonable discretion of such Indemnified Party, to employ counsel satisfactory to the Indemnified Party in any such action or proceeding, or (c) the named parties to any such action or proceeding (including any impleaded parties) include both such Indemnified Party and the Borrower, Reinsurance or any other Indemnified Party, and such Indemnified Party shall have been advised by counsel that there may be one or more non-frivolous legal defenses available to it that are different from or additional to those available to the Borrower, Reinsurance or such other Indemnified Party. All of the foregoing Indemnified Costs of any Indemnified Person shall be paid or reimbursed by the Borrower and, as applicable, Reinsurance as and when incurred and upon demand.

         10. Fees and Expenses of Escrow Agent. The Borrower will pay to the Escrow Agent an annual escrow fee of $2,000, payable in advance on the Closing Date and on each anniversary of the Closing Date, will pay the Escrow Agent a handling fee of $50 per transaction associated with investments and $25 per transaction associated with deposits and disbursements, for which handling fees the Borrower shall be billed monthly with payment due within ten (10) days of such invoice, and will promptly reimburse the Escrow Agent upon demand for all reasonable out-of-pocket costs and expenses incurred by the Escrow Agent.

         11. Termination of Escrow. Upon the indefeasible payment in full of the Obligations and receipt by the Escrow Agent of notice thereof from the Agent (which notice the Agent agrees to give promptly thereupon), this Agreement shall terminate, and the Escrow Agent shall forthwith disburse all funds held in each L/C Cash Collateral Account to or at the written direction of the Borrower; provided, however, that the provisions of Sections 7, 8 and 9 shall survive such termination.

         12. Disbursement Into Court. If, at any time, there shall exist any dispute between the Borrower or Reinsurance, on the one hand, and the Agent, on the other hand, with respect to the holding or disposition of any portion of the funds held in the L/C Cash Collateral Accounts or any other obligations of the Escrow Agent hereunder, or if at any time the Escrow Agent is unable to determine, to its sole satisfaction, the proper disposition of any portion of such funds or Escrow Agent's proper actions with respect to its obligations hereunder, or if the Agent has not, within thirty (30) days of the furnishing by the Escrow Agent of a notice of resignation pursuant to Section 6, appointed a successor Escrow Agent to act hereunder, then the Escrow Agent may, in its sole discretion, take either or both of the following actions:

   (i) suspend the performance of any of its obligations under this Agreement until such dispute or uncertainty shall be resolved to the sole satisfaction of the Escrow Agent or until a successor Escrow Agent shall have been appointed (as the case may be); provided, however, that the Escrow Agent shall continue to invest the Escrow Funds in accordance with Section 5; and

     (ii) petition (by means of an interpleader action or any other appropriate method) any court of competent jurisdiction in Charlotte, North Carolina, for instructions with respect to such dispute or uncertainty, and pay into such court all or part of the Escrow Funds for holding and disposition in accordance with the instructions of such court.

The Escrow Agent shall have no liability to the Borrower, Reinsurance or any other Person with respect to any such suspension of performance or disbursement into court, specifically including any liability or claimed liability that may arise, or be alleged to have arisen, out of or as a result of any delay in the disbursement of funds held in any L/C Cash Collateral Account or any delay in or with respect to any other action required or requested of the Escrow Agent.

         13. Tax Reporting. The Escrow Agent will provide to the Borrower and Reinsurance a statement of investment income and such other statements with respect to each L/C Cash Collateral Account as the Borrower or Reinsurance may reasonably request from time to time. The Borrower and Reinsurance shall be responsible for all tax reporting with respect to the L/C Cash Collateral Accounts and the income therefrom.

         14. Notices. All notices and other communications provided for hereunder shall be in writing (including telegraphic, telex, facsimile transmission or cable communication) and mailed, telegraphed, telexed, telecopied, cabled or delivered to the party to be notified at the following addresses:

If to the Borrower:      Chartwell  Re  Holdings Corporation
                         4 Stamford Plaza
                         107 Elm Street
                         Stamford, Connecticut 06912-0043
                         Attention: Mr. Charles E. Meyers
                         Telephone: (203) 705-2655
                         Telecopy:  (203) 705-2718

If to Reinsurance:       Chartwell Reinsurance Company
                         4 Stamford Plaza
                         107 Elm Street
                         Stamford, Connecticut  06912-0043
                         Attention:  Mr. Charles E. Meyers
                         Telephone: (203) 705-2655
                         Telecopy:  (203) 705-2718

If to the Agent:         First Union National Bank of North Carolina
                         301 South College Street
                         Charlotte,  North Carolina 28288-0608
                         Attention:  Syndication Agency Services
                         Telephone:  (704) 383-3789
                         Telecopy:   (704) 383-0288

If to the Escrow Agent:  First Union National Bank of North Carolina
                         230 South Tryon Street, 9th Floor
                         Charlotte,  North Carolina 28288-1179
                         Attention:  Bond Administration
                         Telephone:  (704) 374-6242
                         Telecopy:   (704) 383-7316

or to such other address as any party may designate for itself by like notice to all other parties hereto. All such notices and communications shall be deemed to have been given (i) if mailed as provided above by any method other than overnight delivery service, on the fifth Business Day after deposit in the mails, (ii) if mailed by overnight delivery service, telegraphed, telexed or telecopied, when delivered for overnight delivery, delivered to the telegraph company, confirmed by telex answerback or transmitted by telecopier, respectively, or (iii) if delivered by hand, upon delivery.

         15. Amendments, Waivers, etc. No amendment, modification, waiver, discharge or termination of, or consent to any departure by any party hereto from, any provision of this Agreement, shall be effective unless in a writing signed by the Agent (and, in the event the same shall affect the rights or obligations of the Escrow Agent under Sections 7, 8, 9 or 10, the Escrow Agent) and the Borrower, and then the same shall be effective only in the specific instance and for the specific purpose for which given.

         16. Governing Law. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of North Carolina (without regard to the conflicts of law provisions thereof).

         17. Severability To the extent any provision of this Agreement is prohibited by or invalid under the applicable law of any jurisdiction, such provision shall be ineffective only to the extent of such prohibition or invalidity and only in any such jurisdiction, without prohibiting or invalidating such provision in any other jurisdiction or the remaining provisions of this Agreement in any jurisdiction.

         18. Construction. The headings of the various sections and subsections of this Agreement have been inserted for convenience only and shall not in any way affect the meaning or construction of any of the provisions hereof. Unless the context otherwise requires, words in the singular include the plural and words in the plural include the singular.

         19. Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument.

         20. Entire Agreement. This Agreement and the other documents and instruments executed contemporaneously herewith constitute the entire agreement between the parties hereto relating to the subject matter hereof.

         21. Successors and Assigns. The provisions of this Agreement shall be binding upon, inure to the benefit of and be enforceable by the respective successors and assigns of the Borrower, Reinsurance, the Escrow Agent and the Agent.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized corporate officers as of the date first above written.


                                     CHARTWELL RE HOLDINGS CORPORATION

                                     By:
                                          --------------------------------------

                                     Name:
                                          --------------------------------------

                                     Title:
                                          --------------------------------------


                                     CHARTWELL REINSURANCE COMPANY

                                     By:
                                          --------------------------------------
                                     Name:
                                          --------------------------------------
                                     Title:
                                          --------------------------------------


                                     FIRST UNION NATIONAL BANK OF
                                     NORTH CAROLINA, as Agent

                                     By:
                                          --------------------------------------
                                     Name:
                                          --------------------------------------
                                     Title:
                                          --------------------------------------


                                     FIRST UNION NATIONAL BANK OF
                                     NORTH  CAROLINA, as Escrow Agent

                                     By:
                                          --------------------------------------
                                     Name:
                                          --------------------------------------
                                     Title:
                                          --------------------------------------